Supplement to the Prospectuses and Statements of Additional Information

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND
CREDIT SUISSE EMERGING MARKETS FUND
CREDIT SUISSE GLOBAL HIGH YIELD FUND
CREDIT SUISSE GLOBAL SMALL CAP FUND
CREDIT SUISSE HIGH INCOME FUND
CREDIT SUISSE INTERNATIONAL FOCUS FUND
CREDIT SUISSE JAPAN EQUITY FUND
CREDIT SUISSE SMALL CAP CORE FUND
CREDIT SUISSE INSTITUTIONAL FUND—ASIA BOND PORTFOLIO
CREDIT SUISSE INSTITUTIONAL FUND—INTERNATIONAL FOCUS PORTFOLIO

The following information supersedes certain information in the Funds' Prospectuses and Statements of Additional Information.

REDEMPTION FEE

Subject to the exceptions described below, the fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

The redemption fee is not applicable to the following types of redemptions:

•  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

•  minimum required distributions from retirement plan accounts for shareholders 70 and older. The maximum amount subject to this waiver is based only upon the shareholder's retirement accounts in Credit Suisse funds

•  hardship withdrawals, upon receipt of appropriate documentation

•  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration

•  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code

•  involuntary redemptions resulting from a shareholder's failure to maintain a minimum investment in the fund

•  redemptions and exchanges effected by other mutual funds holding shares of the fund

•  otherwise as Credit Suisse or the Fund may determine in their sole discretion

As noted above, the redemption fee is applicable to fund shares purchased through a financial intermediary. In these circumstances, the fund relies on the financial intermediary to assess the fee. Financial intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently from the fund. If you are investing in fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

The fund may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The fund may continue to make its shares available through such financial intermediaries. The fund also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the fund's use of redemption fees may not fully eliminate excessive short-term trading in fund shares or insulate long-term shareholders from associated costs or other dilution of the value of fund shares.

Dated: June 11, 2007	16-0607
for
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2007-009